As filed pursuant to Rule 497(e)

Registration No. 033-86464

811-08862

AIG ANNUITY LIFE INSURANCE COMPANY

A.G. SEPARATE ACCOUNT A

ELITEPLUS BONUS VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2004

February 28, 2005

This Supplement supercedes all other supplements to the Prospectus.

Please note that the lock box for Purchase Payments has changed from State Street Bank and Trust to Amarillo National Bank.

The new lock box information is:

By mail:

AIG Annuity Insurance Company

P.O. Box 1792

Amarillo, TX, 79105

By overnight delivery:

Amarillo National Bank,

Lock Box 1792

410 S. Taylor

Amarillo, TX, 79101

Fund Merger

The VALIC Company I Growth Fund merged into the VALIC Company I Blue Chip Growth Fund in August, 2004. Therefore, all prospectus references to the Growth Fund should be disregarded.

On page 4, delete the table under the caption "Total Annual Mutual Fund Operating Expenses" and replace it with the following:

Minimum Maximum

(Expenses that are deducted from the assets of a Mutual Fund,

including management fees, distribution and/or service (12b-1)

fees, and other expenses) 0.40% 1.80%

On page 5, delete items (1) and (2) of the Example and replace them with the following:
  If you surrender your Contract at the end of the applicable time period:

  1 Year 3 Years 5 Years 10 Years

  $839 $1,507 $2,045 $3,653

  If you do not surrender your Contract:

1 Year 3 Years 5 Years 10 Years

$339 $1,034 $1,752 $3,653